Exhibit 99.1 Investor Review Q4 2018 1

About the Data INVESTOR REVIEW This data and other information described herein are as of and for the three months ended December 31, 2018, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2018. All data is as of December 31, 2018 and based on Annualized Rental Income (“ARI”), unless otherwise noted.   For definitions and reconciliations of the Company's non-GAAP measures and operating metrics, please view the Definitions & Reconciliations section of this presentation. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. 2 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Forward-Looking Statements INVESTOR REVIEW Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and plans, VEREIT's future financial condition, results of operations and business including the liquidity and flexibility of its balance sheet, the diversification of its portfolio, availability under its revolving credit facility, efforts to reduce debt balances and continue to unencumber assets and the Company’s positioning for 2019 (e.g., single-tenant retail advantages). The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” "may," "will," "should," "could," "continues," variations of such words and similar expressions identify forward- looking statements. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in or implied by the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to meet its 2019 guidance; VEREIT’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to VEREIT's properties; the impact of impairment charges in respect of certain of VEREIT's properties, goodwill and intangible assets and other assets; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and VEREIT’s management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties; the inability to acquire, dispose of, or lease properties on advantageous terms; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of VEREIT's tenants; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation, including the expense of such investigations and litigation and any additional potential payments upon resolution; risks associated with VEREIT’s substantial indebtedness, including that such indebtedness may affect VEREIT's ability to pay dividends and the terms and restrictions within the agreements governing VEREIT's indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. 3 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Contents INVESTOR REVIEW Company Overview 5 Portfolio Metrics & Analysis 11 Key Financial Highlights 23 Highlights & Guidance 27 Contact Information 30 Definitions & Reconciliations 31 4 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Company Overview Q4 2018 a DRAF ‹#› T

Company Snapshot COMPANY OVERVIEW VEREIT is an owner and operator of one of the largest and most diversified single-tenant real estate portfolios in the U.S. VEREIT focuses on single-tenant, net-lease real estate • Property types focused on retail, restaurant, office and industrial • Large, diversified platform including approximately $15.4 billion 4,000 properties and 95.0 million square feet Gross Real Estate Investments • Long-term net-lease structure provides stable and predictable rent stream payments Retail1 Restaurants1 • Diverse portfolio across sectors, geographies and 2,112 Properties 1,636 Properties tenants • Provides equity capital to creditworthy corporations Industrial1 Office1 in return for long-term leases on their properties 153 Properties 83 Properties 1) Omits ten properties that consist of billboards, construction in progress, land and parking lots. 6 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT Is a Full-Service Real Estate Operating Company COMPANY OVERVIEW 7 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Corporate Governance COMPANY OVERVIEW VEREIT has established best-in-class corporate governance through the reconstitution of its Board of Directors and implementing significant improvements Board of Directors Corporate Governance • Hugh R. Frater - Non-Executive Chairman of VEREIT, Inc. • Opted-out of Maryland anti-takeover statutes ◦ Interim Chief Executive Officer of the Federal National Mortgage Association (Fannie Mae)  • Majority voting for uncontested director elections • Glenn J. Rufrano - Director • Stockholder rights plan limits ◦ Chief Executive Officer, VEREIT, Inc. • Proxy access • David B. Henry - Independent Director ◦ Former Vice Chairman and CEO, Kimco Realty Corporation • Clawback policy for the potential recoupment of officer • Mary Hogan Preusse - Independent Director compensation ◦ Former Managing Director and Co-Head of Americas Real Estate, APG Asset Management US • Richard J. Lieb - Independent Director ◦ Senior Advisor and former Managing Director and Chairman of Real Estate, Greenhill & Co., LLC • Mark S. Ordan - Independent Director ◦ Former Chief Executive Officer, Quality Care Properties, Inc. • Eugene A. Pinover - Independent Director ◦ Partner and Co-Chair of New York Real Estate Practice, DLA Piper • Julie G. Richardson - Independent Director ◦ Former Partner and Managing Director, Providence Equity Partners 8 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT Has a Best-in-Class Management Team

COMPANY OVERVIEW



Glenn J. Rufrano

Chief Executive Officer

- Since assuming role of CEO on April 1, 2015, has reconstituted Board of Directors, formalized new management team and implemented business plan to guide the Company's strategy
- Prior to VEREIT, was Chairman and CEO of O'Connor Capital Partners, a real estate investment firm he co-founded in 1983
- From 2010 to 2013 was President and CEO of Cushman & Wakefield
- Previously held executive leadership roles at Centro Properties Group and New Plan Excel Realty Trust
- Previously served on the Boards of General Growth Properties, Trizec Properties and Ventas



Michael J. Bartolotta

Executive Vice President and Chief Financial Officer

- Oversees the accounting, external reporting, financial planning & analysis, treasury and IT functions at VEREIT
- Prior to joining VEREIT, served as EVP and CFO of Cushman & Wakefield from 2012 to 2015
- Prior to Cushman, was CFO for EXOR, Inc., a leading European investment company from 1991 to 2012, where he was involved in over 15 U.S. acquisitions and divestitures ranging in size from $20mm to $700+mm
- Served on Board of Directors of Cushman & Wakefield



Lauren Goldberg

Executive Vice President, General Counsel and Secretary

- Oversees the Company's legal and regulatory affairs, compliance and risk management
- Prior to joining VEREIT, served as EVP, General Counsel and the Chief Compliance Officer for Revlon, the global cosmetics company, where she was responsible for legal and regulatory affairs, served on senior operating committee and oversaw corporate governance
- Previously served as SVP - Law for MacAndrews & Forbes, Inc., Assistant United States Attorney for the Southern District of New York, and as an associate with Stillman & Friedman P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP
- Law degree from Columbia Law School and undergraduate degree from the Wharton School, University of Pennsylvania



Paul McDowell

Executive Vice President and Chief Operating Officer

- Responsible for VEREIT's asset management, property management, construction management, portfolio management, underwriting, credit analysis and leasing
- Also serves on VEREIT investment committee, which reviews each asset to ensure alignment with the Company's objectives
- Previously was founder of CapLease, a formerly publicly traded net-lease REIT, where he served as CEO from 2001-2014 and Chairman from 2007-2014



Thomas W. Roberts

Executive Vice President and Chief Investment Officer

- Oversees VEREIT's real estate transaction activities for single-tenant retail, office and industrial and anchored shopping centers including acquisitions, sale-leaseback transactions, build-to-suits and dispositions
- Previously served as President and CEO of Opus West Corporation from 1993 to 2009, where he was responsible for design, construction and development of more than 50 million square feet of commercial real estate
- Served as VP, Real Estate Development for Koll Company prior to Opus West

9 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc. VEREIT

Key Accomplishments COMPANY OVERVIEW Since April 2015, VEREIT has successfully implemented its business plan, enhanced its portfolio, de-levered its balance sheet and achieved investment-grade ratings • Glenn Rufrano was hired as CEO • Completed $1.14 billion of • Completed $745.6 million of • Completed $500.1 million of acquisitions April 1, 2015 dispositions and $100.2 million of acquisitions and $574.9 million of and $567.4 million of dispositions; • Appointed Deloitte & Touche LLP as acquisitions; Achieved AFFO of $0.78 dispositions; Achieved $0.74 AFFO Achieved $0.72 AFFO per diluted share; VEREIT’s independent registered per diluted share; Reduced debt by per diluted share, Reduced secured debt by $153.9 million; public accountant $1.7 billion; Reduced Net Debt to including $0.70 from continuing Net Debt to Normalized EBITDA ended at • Completed $1.4 billion of Normalized EBITDA from 7.0x to 5.7x operations; Reduced secured debt 5.9x dispositions; Achieved $0.84 AFFO • Raised approximately $702.5 million by $580 million; Net Debt to • Repurchased 7.2 million shares of per diluted share; Reduced debt by in public offering of common stock to Normalized EBITDA ended at 5.7x common stock at an average price of $2.4 billion; Created $1.8 billion of further reduce debt • Received Investment Grade $6.94 capacity on revolving line of credit; • Issued $1.0 billion of senior notes Corporate Ratings from S&P, • Simplified the business by selling Cole Reduced Net Debt to Normalized allowing the Company to refinance Moody’s and Fitch remained at Capital EBITDA from 7.5x to 7.0x February 2017 bonds Investment Grade • Entered into a new $2.9 billion • Remediated all material weaknesses • S&P raised its rating of VEREIT's unsecured credit facility that existed as of December 31, 2014 corporate debt to 'BBB-' • Repaid $597.5 million of principal • Received an investment grade rating outstanding related to the 2018 of ‘BBB-’ with a stable outlook from convertible notes that came due on Fitch Ratings August 1, 2018 • Issued $550.0 million of 4.625% senior notes due 2025 • Settled claims of shareholders representing approximately 33.5% of outstanding shares held at the relevant time for a total of $233.2 million. 10 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Portfolio Metrics & Analysis Q4 2018 a DRAF ‹#› T

Key Portfolio Metrics PORTFOLIO As of 12/31/2018 Portfolio Property Type Office: 19.3% Operating Properties 3,994 Total Rentable Square Feet (in millions) 95.0 Retail: 42.0% Annualized Rental Income $1.2 Billion Industrial: 17.5% Economic Occupancy Rate 98.8% WALT (years) 8.9 Restaurant: 21.2% 3 Investment Grade 1 41.9% Lease Expiration Number of Tenants 661 (Annualized Rental Income Expiring as a % of Total Portfolio) 9.6% Number of Industries 42 9.1% 2 Number of States 49 7.1% 7.2% 7.3% 6.7% 6.7% Top 10 Tenant Concentration 27.2% 5.3% 3.5% Gross Real Estate Investments $15.4 Billion 3.1% 9 0 1 2 3 4 5 6 7 8 1 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 1) Investment-grade tenants are those with an S&P credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The ratings may reflect those assigned by S&P or Moody's to the lease guarantor or the parent company, as applicable. 2) The Company’s properties are also located in Puerto Rico (3 properties). 3) Restaurant category includes Casual Dining (12.8%) and Quick Service (8.7%). 12 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Geographically Diverse Portfolio PORTFOLIO Percentages based on Annualized Rental Income. 13 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Portfolio Diversification by Tenant

PORTFOLIO

- VEREIT owns and actively manages a diversified credit portfolio of net-lease real estate assets primarily comprised of single-tenant properties
- 48 tenants individually represent 0.5% or greater of ARI, comprising 57.5% of the total portfolio. The remaining 613 tenants comprise 42.5% of the portfolio
- 24 of the 48 tenants are investment-grade rated
- 30 of the 48 tenants are public companies

Tenant Group	% ARI	Public /Private	Ratings[1]
Red Lobster	5.5%	Private	B-
Walgreens	3.4%	Public	**BBB**
Family Dollar	3.3%	Public	**BBB-**
Dollar General	3.0%	Public	**BBB**
FedEx	2.6%	Public	**BBB**
CVS	2.6%	Public	**BBB**
BJ's Wholesale Club	1.8%	Private	B
LA Fitness	1.7%	Private	B+
Albertson's	1.7%	Private	B
PetSmart	1.6%	Private	CCC
Goodyear	1.5%	Public	BB
Tractor Supply	1.4%	Public	NR
Citizens Bank	1.3%	Public	**A-**
Amazon	1.2%	Public	**AA-**
At Home	1.1%	Public	B+
Advance Auto Parts	1.0%	Public	**BBB-**
Home Depot	1.0%	Public	**A**
Lowe's	1.0%	Public	**BBB+**
General Service Administration	1.0%	Private	**AA+**
Merrill Lynch	1.0%	Private	**A+**
AON	0.9%	Public	**A-**
Bed Bath & Beyond	0.9%	Public	BB+
Best Buy	0.9%	Public	**BBB**
Bloomin' Brands	0.8%	Public	BB

Tenant Group	% ARI	Public /Private	Ratings[1]
Bass Pro Shops (Cabela's)	0.8%	Private	B+
Northrop Grumman	0.8%	Public	**BBB**
Academy Sports	0.8%	Private	CCC+
Border Holdings, LLC	0.7%	Private	NR
Graphic Packaging	0.7%	Public	BB+
Healthnow	0.7%	Private	**BBB**
Apple American Group, LLC	0.7%	Private	NR
Wal-Mart	0.7%	Public	**AA**
Bi-Lo, LLC[2]	0.7%	Private	B-
Talbots	0.6%	Private	B-
GMRI, Inc	0.6%	Public	**BBB**
Kohl's	0.6%	Public	**BBB-**
RSA Security	0.6%	Private	BB+
TJ Maxx	0.6%	Public	**A+**
Sun Trust Bank	0.6%	Public	**A-**
Rubbermaid	0.6%	Public	**BBB-**
Golden Corral	0.6%	Private	NR
General Mills	0.6%	Public	**BBB**
Wendab Associates	0.6%	Private	NR
Rolls-Royce	0.6%	Public	NR
Hanesbrands	0.5%	Public	BB
Cigna	0.5%	Public	**A**
Art Van Furniture	0.5%	Private	NR
DaVita Dialysis	0.5%	Public	BB

1) Bold indicates investment grade. Ratings may reflect those of the tenant, guarantor or a related parent company. 2) Excludes two properties leased to Bi-Lo, LLC, guaranteed by Koninklijke Ahold, an investment-grade rated entity.

14 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO


THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

- Primarily single-tenant, freestanding retail properties with creditworthy tenants
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.3%): Chicago, IL; Dallas, TX; Detroit, MI; Atlanta, GA; Austin, TX

Retail Portfolio [1]	
Operating Properties	2,112
Rentable Square Feet (in thousands)	34,700
Economic Occupancy Rate	98.4%
Weighted Average Remaining Lease Term (in years)	9.2
Investment-Grade Tenants	52.2%
Flat leases	31.5%
NNN leases	66.2%
Annualized Rental Income	42.0%

Tenant Diversification
(% based on ARI of retail properties)


Walgreens 8.2%
Family Dollar 7.8%
Dollar General 7.2%
CVS 5.5%
LA Fitness 4.1%
Albertson's 4.0%
Tractor Supply 3.4%
BJ's Wholesale Club 3.3%
Citizens Bank 2.9%
At Home 2.5%

Industry	2017 Occupancy Cost [2]	Target %
Automotive	9.9%	8.0 - 10.0%
Discount	6.9%	6.0 - 8.0%
Grocery & Supermarket	3.0%	2.0 - 4.0%
Home & Garden	2.0%	2.0 - 4.0%
Pharmacy	4.9%	4.0 - 6.0%
Other	3.5%	N/A

1) Includes 10 anchored shopping centers, representing 1.7% of ARI. 2) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2017. Property level sales data was collected for 79.6% of retail and restaurant properties required to provide sales reports, representing 41.1% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

15 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Diversified Retail Portfolio	
Industry Group	% ARI
Retail - Discount	7.9%
Retail - Pharmacy	6.2%
Retail - Grocery & Supermarket	4.0%
Retail - Home & Garden	3.3%
Retail - Gas & Convenience	2.7%
Finance	2.4%
Entertainment & Recreation	2.3%
Retail - Motor Vehicle	2.3%
Retail - Home Furnishings	2.0%
Retail - Sporting Goods	2.0%
Retail - Warehouse Clubs	1.7%
Retail - Medical Services	1.0%
Retail - Pet Supply	0.9%
Retail - Department Stores	0.7%
Retail - Electronics & Appliances	0.6%
Rental	0.5%
Retail - Hobby, Books & Music	0.5%
Retail - Specialty (Other)	0.3%
All Other [1]	0.7%
Total	**42.0%**

VEREIT's Single-Tenant Retail Advantages

- Dominated by off-price and necessity shopping
- Approximately 68% of retail revenue derived from public companies
- Credit tenants on long-term leases with substantial capital investment (52.2% investment grade)
- Generally, no use restrictions or co-tenancy issues
- Ability to target desired tenants and industries

Size, Diversity and Single Tenant Focus Protects Against Disruptors

VEREIT's strategy of well-positioned single tenant properties in a diversified portfolio - made optimum by our size - helps protect against a variety of cyclical and secular disruptors. In today's retail environment, one of the key disruptors is the evolution of e-commerce. Retailers who embrace e-commerce and have the resources to implement omnichannel distribution are proving successful. Fundamentals of retail should not be forgotten. Those who continue to provide true retail value - merchandise, price and service - will also thrive.

The core retail merchandise groups within our portfolio are dominated by discount; pharmacy; grocery; home and garden and convenience. A full listing is provided herein. Within each category, our focus is to create a portfolio that can service both omnichannel distribution while always considering the consumer experience.

Ultimate credit protection is a function of multi-layer diversification. The prior pages present information such as geographies, weighted average lease term and tenant margin analysis. *The following pages provide a deeper look into the retail tenant diversification of the VEREIT portfolio by merchandise category.*

1) Includes 13 industries that each represent 0.2% or less.

16 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail
Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Retail - Discount		
Tenant	% ARI	Investment Grade
Family Dollar	3.3%	✓
Dollar General	3.0%	✓
Wal-Mart	0.7%	✓
Dollar Tree	0.2%	✓
Ross	0.1%	✓
Burlington	0.1%	
TJ Maxx	0.1%	✓
Marshalls	0.1%	✓
DSW	0.1%	
Bob's Stores	0.1%	
Big Lots	<0.1%	✓
Five Below	<0.1%	
Cost Plus	<0.1%	✓
Gabe's	<0.1%	
Savers	<0.1%	
Shopko Hometown	<0.1%	
Total	**7.9%**	

Retail - Pharmacy		
Tenant	% ARI	Investment Grade
Walgreens	3.4%	✓
CVS	2.3%	✓
Rite Aid	0.4%	
Total	**6.2%**	

Retail - Grocery & Supermarket		
Tenant	% ARI	Investment Grade
Albertson's	1.7%	
Kroger	0.4%	✓
Giant Eagle	0.2%	
Harps Grocery	0.2%	
Dahl's	0.2%	
Natural Grocers	0.1%	
Giant	0.1%	✓
Bi-Lo's Grocery [1]	0.1%	✓
Publix	0.1%	
Stop & Shop	0.1%	✓
Trader Joe's	0.1%	
Whole Foods	0.1%	
Food Lion	0.1%	✓
Family Fare Supermarket	0.1%	
Sprouts	0.1%	
Fresh Thyme Farmers Market	0.1%	
Glen's Market	<0.1%	
Price Rite	<0.1%	
The Fresh Market	<0.1%	
Hy-Vee	<0.1%	
Harris Teeter	<0.1%	✓
Food 4 Less	<0.1%	✓
Apple Market	<0.1%	
Safeway Stores	<0.1%	
Total	**4.0%**	

Retail - Home & Garden		
Tenant	% ARI	Investment Grade
Tractor Supply	1.4%	
Lowe's	1.0%	✓
Home Depot	0.4%	✓
Floor & Décor	0.3%	
Bed Bath & Beyond	0.1%	✓
Pier 1 Imports	<0.1%	
Sherwin-Williams	<0.1%	✓
Northern Tool & Equipment	<0.1%	
Lumber Liquidators	<0.1%	
Leslie's Pool & Spa	<0.1%	
Total	**3.3%**	

Retail - Convenience		
Tenant	% ARI	Investment Grade
Thorntons Oil	0.4%	
7-Eleven	0.4%	✓
Kum & Go	0.4%	
Stripes	0.4%	
Pantry Gas & Convenience	0.3%	
RaceTrac	0.2%	
Mad Max	0.2%	
SuperAmerica	0.1%	✓
Irving Oil	0.1%	
Circle K	0.1%	✓
WaWa	0.1%	
Marshall's Convenience Stores	<0.1%	
Road Ranger	<0.1%	
MotoMart	<0.1%	
GetGo	<0.1%	
Total	**2.7%**	

NOTE: Amounts may not total due to rounding. 1) Represents two leases guaranteed by Koninklijke Ahold, an investment-grade rated entity.

17 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial.

PORTFOLIO

Finance		
Tenant	% ARI	Investment Grade
Citizens Bank	1.2%	✓
Sun Trust Bank	0.6%	✓
US Bank	0.2%	✓
PLS Check Cashers	0.2%	
Sovereign Bank	<0.1%	✓
First Bank	<0.1%	✓
Bank of America	<0.1%	✓
Synovus Bank	<0.1%	
PNC Bank	<0.1%	✓
Fifth Third Bank	<0.1%	✓
Huntington National Bank	<0.1%	✓
Region's Bank	<0.1%	✓
Key Bank	<0.1%	✓
Travis Credit Union	<0.1%	
TCF National Bank	<0.1%	✓
Wells Fargo	<0.1%	✓
TitleMax	<0.1%	
Community Bank	<0.1%	
Cashland	<0.1%	
Edward Jones	<0.1%	
Chase Bank	<0.1%	✓
Accomplishments Through People	<0.1%	
Total	**2.4%**	

Entertainment & Recreation		
Tenant	% ARI	Investment Grade
LA Fitness	1.7%	
Topgolf	0.3%	
24 Hour Fitness	0.1%	
Regal Cinemas	0.1%	
Chuze Fitness	0.1%	
Anytime Fitness	<0.1%	
Total	**2.3%**	

Retail - Motor Vehicle		
Tenant	% ARI	Investment Grade
Advance Auto Parts	1.0%	✓
CarMax	0.3%	
Mister Car Wash	0.2%	
Take 5 Oil Change	0.2%	
AutoZone	0.1%	✓
O'Reilly Auto Parts	0.1%	✓
America's PowerSports, Inc.	0.1%	
Goodyear	0.1%	
Tire Kingdom	<0.1%	
National Tire & Battery	<0.1%	
Big O Tires	<0.1%	
Monro Muffler	<0.1%	
Bridgestone Tire	<0.1%	
Tires Plus	<0.1%	
Tire Warehouse	<0.1%	
Jiffy Lube	<0.1%	
Total	**2.3%**	

Retail - Sporting Goods		
Tenant	% ARI	Investment Grade
Bass Pro Shops (Cabela's)	0.8%	
Academy Sports	0.8%	
Dick's Sporting Goods	0.2%	
West Marine	0.2%	
Total	**2.0%**	

Retail - Home Furnishings		
Tenant	% ARI	Investment Grade
At Home	1.1%	
Art Van Furniture	0.5%	
Mattress Firm	0.4%	
Ashley Furniture	<0.1%	
Kirklands	<0.1%	
Sleep Train	<0.1%	
Sleep America	<0.1%	
Total	**2.0%**	

Retail - Warehouse Clubs		
Tenant	% ARI	Investment Grade
BJ's Wholesale Club	1.4%	
Sam's Club	0.3%	✓
Total	**1.7%**	

Retail - Medical Services		
Tenant	% ARI	Investment Grade
Fresenius Medical Care	0.5%	✓
DaVita Dialysis	0.3%	
Physicians Immediate Care	0.1%	
Amita Healthcare	0.1%	
St. Luke's Urgent Care	<0.1%	
Physicians Dialysis	<0.1%	
Dental Dream	<0.1%	
Aspen Dental	<0.1%	
EyeMart	<0.1%	
Castle Dental	<0.1%	
Cascade Chiropractic	<0.1%	
Accelerated Rehab	<0.1%	
Lifetime Dentistry of Chickasha	<0.1%	
Dr. Elie El-Hage, D.D.S	<0.1%	
Total	**1.0%**	

Retail - Pet Supply		
Tenant	% ARI	Investment Grade
PetSmart	0.9%	
Petco	0.1%	
Total	**0.9%**	

NOTE: Amounts may not total due to rounding.

18 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI ARI reflects retail properties only and does not include restaurants, office and industrial. PORTFOLIO Retail - Department Stores Rental Retail - Specialty (Other) Investment Investment Investment Tenant % ARI Grade Tenant % ARI Grade Tenant % ARI Grade Kohl's 0.6% ü Aaron's 0.4% Ulta Beauty 0.1% Beall's 0.1% Vanguard Car ü Coborn's Liquor Rental 0.1% Store 0.1% Total 0.7% Sunbelt Rentals <0.1% Binny's Beverage Total 0.5% Depot <0.1% Retail - Electronics & Appliances Retail - Hobby, Books & Music Party City <0.1% Investment Investment BevMo! <0.1% Tenant % ARI Grade Tenant % ARI Grade Lenscrafters <0.1% ü Best Buy 0.6% Hobby Lobby 0.4% The Vitamin CompUSA <0.1% Michael's 0.1% Shoppe <0.1% Conn's <0.1% Jo-Ann's <0.1% Eyeglass World <0.1% Total 0.6% Music & Arts Sally Beauty Center <0.1% Supply <0.1% GameStop <0.1% GNC <0.1% Total 0.5% Austin Custom Winery <0.1% Cigarettes Cheaper <0.1% Total 0.3% NOTE: Amounts may not total due to rounding. 19 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Property Type Analysis: Restaurants

PORTFOLIO


Pizza Hut
TACO BELL

- Single-tenant quick service, casual and family dining properties
- Creditworthy tenants, including franchisors, operating strong national and regional brands
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.4%): Atlanta, GA; Dallas, TX; Chicago, IL; Houston, TX; Tampa, FL
- According to *Nation's Restaurant News,* which publishes the top industry brands based on system-wide sales, 84% of our casual dining tenants and 79% of our quick service restaurants are ranked in the top 25 of their respective category.

Restaurant Portfolio	
Operating Properties	1,636
Rentable Square Feet (in thousands)	7,688
Economic Occupancy Rate	96.2%
Weighted Average Remaining Lease Term (in years)	12.0
Investment-Grade Tenants	3.1%
Flat leases	7.8%
NNN leases	99.5%
Annualized Rental Income	21.2%

Tenant Diversification
(% based on ARI of restaurant properties)


Red Lobster 26.1%
Bloomin' Brands 3.8%
Border Holdings, LLC 3.4%
Apple American Group, LLC 3.1%
GMRI, Inc 3.0%
Golden Corral 2.7%
Wendab Associates 2.6%
Neighborhood Restaurant Partners Florida, LLC 2.3%
Cracker Barrel 2.2%
Wendy's Company 2.1%

Industry	2017 Occupancy Cost [1]	Target %
Casual Dining	6.7%	6.75 - 8.0%
Quick Service	7.4%	7.5 - 8.5%

1) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2017. Property level sales data was collected for 79.6% of retail and restaurant properties required to provide sales reports, representing 41.1% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.

20 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.
VEREIT

Property Type Analysis: Industrial PORTFOLIO • Property types include single-tenant distribution and warehouse facilities with creditworthy tenants • Essential and strategic locations with 88% dedicated to distribution or warehousing • Close proximity to ports, railways, major freeways and/or interstate highways • Top 5 MSAs (21.8%): Jacksonville, FL; New York, NY; Philadelphia, PA; Columbia, SC; Monroe, LA Industrial Portfolio Tenant Diversification (% based on ARI of industrial properties) Operating Properties 153 FedEx 15.1% Rentable Square Feet (in thousands) 39,815 Goodyear 8.3% Economic Occupancy Rate 100.0% Amazon 7.1% Weighted Average Remaining Lease Term (in years) 8.3 Bed Bath & Beyond 4.8% Investment-Grade Tenants 51.7% Graphic Packaging 4.0% Flat leases 16.7% Bi-Lo, LLC 3.7% Rubbermaid 3.4% NNN leases 53.6% General Mills 3.3% Annualized Rental Income 17.5% Hanesbrands 3.1% TJ Maxx 2.9% 21 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Property Type Analysis: Office PORTFOLIO • Property types include single-tenant corporate headquarters and mission-critical business operations with creditworthy tenants • Strategic location with 34% serving as corporate headquarters and 66% focused on corporate operations • Strong 10-mile demographics and local business environment • Top 5 MSAs (36.5%): Chicago, IL; Dallas, TX; Boston, MA; Washington, DC; Trenton, NJ Office Portfolio Tenant Diversification (% based on ARI of office properties) Operating Properties 83 General Service Administration 5.0% Rentable Square Feet (in thousands) 12,750 Merrill Lynch 5.0% Economic Occupancy Rate 98.0% AON 4.9% Weighted Average Remaining Lease Term (in years) 5.2 Northrop Grumman 4.1% PetSmart 3.9% Investment-Grade Tenants 53.3% Healthnow 3.5% Flat leases 9.7% RSA Security 3.2% NNN leases 21.3% Rolls-Royce 2.9% Annualized Rental Income 19.3% Cigna 2.7% Peraton 2.5% 22 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Key Financial Highlights Q4 2018 a DRAF ‹#› T

Enhanced Balance Sheet and Credit Metrics KEY FINANCIALS Credit Metric Summary 12/31/2018 Principal Outstanding ($bn) 6.1 Net Debt to Normalized EBITDA Annualized 5.91x Fixed Charge Coverage Ratio 2.90x Interest Coverage Ratio 3.77x Net Debt Leverage Ratio 39.5% Unencumbered Asset Ratio 75.1% Secured Debt Ratio 12.4% Total Unencumbered Assets ($bn) 11.6 24 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Capital Structure Overview

Shares and dollars in thousands, expect per share values

KEY FINANCIALS

Q4-2018 Capitalization



	12/31/2018
Common equity	49.7%
Corporate bonds	23.8%
Secured debt	13.4%
Preferred equity	7.5%
Convertible notes	2.8%
Revolving credit facility	1.8%
Credit facility term loan	1.0%

Fixed Rate [5]	92.4%
Swapped to Fixed Rate [5]	0.8%
Variable Rate [5]	6.8%

Capitalization Table

	Wtd. Avg. Maturity (Years)	Rate [1]	December 31, 2018
Diluted shares outstanding			994,885
Stock price			$ 7.15
Implied Equity Market Capitalization			**$ 7,113,428**
Series F Perpetual Preferred [2]		6.70%	$ 1,073,025
Total secured debt	3.4	4.93%	$ 1,917,132
Revolving credit facility	3.4	3.83%	$ 253,000
Credit facility term loan [5]	4.4	3.87%	150,000
Total Unsecured Credit Facility	3.8	3.85%	403,000
2019 corporate bonds [5]	0.1	3.00%	750,000
2020 convertible notes	2.0	3.75%	402,500
2021 corporate bonds	2.4	4.13%	400,000
2024 corporate bonds	5.1	4.60%	500,000
2025 corporate bonds	6.8	4.63%	550,000
2026 corporate bonds	7.4	4.88%	600,000
2027 corporate bonds	8.6	3.95%	600,000
Total unsecured debt	4.6	4.07%	$ 4,205,500
Total Adjusted Principal Outstanding	**4.2**	**4.34%**	**$ 6,122,632**
Total Capitalization			**$ 14,309,085**
Less: Cash and cash equivalents			30,758
Enterprise Value			**$ 14,278,327**
Net Debt / Enterprise Value			42.7%
Net Debt/Normalized EBITDA Annualized [3]			5.91x
Net Debt + Preferred [2]/Normalized EBITDA Annualized [3]			6.96x
Fixed Charge Coverage Ratio			2.90x
Liquidity [4] [5]			$ 2,527,758

1) *Weighted average interest rate for variable rate debt represents the interest rate in effect as of December 31, 2018.*
2) *Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at December 31, 2018, multiplied by the liquidation preference of $25 per share.*
3) *Normalized EBITDA annualized includes continued and discontinued operations.*
4) *Liquidity represents cash and cash equivalents of $30.8 million, $1.7 billion available capacity on our revolving credit facility and $750.0 million available on our credit facility term loan.*
5) *On February 6, 2019, the Company repaid its $750.0 million maturing corporate bonds using funds borrowed under the credit facility term loan, resulting in an outstanding balance on the credit facility term loan of $900.0 million. Additionally, the Company had executed interest rate swap agreements that effectively fixed the interest rate on the credit facility term loan. Assuming these transactions had closed on December 31, 2018, (i) the aggregated fixed and swapped to fixed rate debt would represent 95.6% of Adjusted Principal Outstanding and (ii) liquidity would have been $1.8 billion.*

25 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Debt Maturity Profile Dollars in millions KEY FINANCIALS • Weighted average debt term is 4.2 years $2,500 • Weighted average interest rate is 4.34% $2,000 $1,500 $1,165 $1,000 $917 $753 $668 $568 $551 $601 $601 $500 $295 $4 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter Mortgage Notes Payable Unsecured Credit Facility (1) Corporate Bonds (1) Convertible Notes 25% 19.0% 20% 15.0% 15% 12.3% 10.9% 9.3% 9.0% 9.8% 9.8% 10% 4.8% 5% —% 0.1% 0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter (1) On February 6, 2019, the Company repaid its corporate bonds due 2019 ($750.0 million) using funds borrowed under the credit facility term loan. 26 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Highlights & Guidance Q4 2018 a DRAF ‹#› T

2018 Highlights HIGHLIGHTS & GUIDANCE Total Capital Activity of $11 Billion Since 2015 Providing: Diversified Portfolio Through Targeted Acquisitions and Dispositions and Liquid Balance Sheet With an Improved Debt Maturity Schedule 2018 Highlights • Net loss of $(91.7) million and net loss per diluted share of $(0.17) • Achieved $0.72 AFFO per diluted share • Completed $500.1 million of acquisitions and $567.4 million of dispositions • Repurchased 7.2 million shares of common stock at an average price of $6.94 • Entered into a new $2.9 billion credit facility enhancing liquidity and financial flexibility • Issued $550.0 million aggregate principal amount of 4.625% senior notes due 2025 and repaid $597.5 million principal outstanding 2018 convertible notes • Total debt went from $6.07 billion to $6.09 billion; Net Debt from $6.05 billion to $6.09 billion, or 39.5% Net Debt to Gross Real Estate Investments • Net Debt to Normalized EBITDA ended at 5.9x • Closed the sale of Cole Capital, simplifying the business • Settled claims of shareholders representing approximately 33.5% of VEREIT’s outstanding shares held at the relevant time for a total of $233.2 million. 28 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

2019 Guidance Adjusted Funds From Operations per Diluted Share (Unaudited) HIGHLIGHTS & GUIDANCE Key Guidance Assumptions: • AFFO per diluted share guidance range between $0.68 and $0.70 • Assumes dispositions totaling $350 million to $500 million at an average cash cap rate of 6.5% to 7.5% and acquisitions totaling $250 million to $500 million within the same cap rate range. • Real estate operations: ◦ Average occupancy above 98.0% ◦ Same-store rental growth in a range of 0.3% to 1.0% • Net debt to Normalized EBITDA at approximately 6.0x 2019 Per Share Low High Diluted net income per share attributable to common stockholders and limited partners (1) $ 0.16 $ 0.18 Depreciation and amortization of real estate assets 0.48 0.48 FFO attributable to common stockholders and limited partners per diluted share $ 0.64 $ 0.66 Adjustments (2) 0.04 0.04 AFFO attributable to common stockholders and limited partners per diluted share $ 0.68 $ 0.70 Notes: The estimated net income per diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. (1) Includes impact of dividends to be paid to preferred shareholders and excludes the effect of non-controlling interests, impairments, gains or losses on the extinguishment of debt and sale of real estate or mortgage notes receivable. (2) Includes (i) non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, legal settlements and insurance recoveries not in the ordinary course of business, and (ii) certain non-cash items such as straight-line rent, net of bad debt expense related to straight-line rent, net direct financing lease adjustments, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. 29 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Contact Us CONTACT 800.606.3610 Registered Stockholders Follow Us Computershare (Transfer Agent) LinkedIn Phoenix P.O. Box 43078 www.linkedin.com/company/vereit 2325 East Camelback Road Providence, RI 02940 Suite 1100 Twitter Phoenix, AZ 85016 By overnight delivery twitter.com/vereitinc 602.778.6000 Computershare 250 Royal Street YouTube New York City Canton, MA 02021 https://www.youtube.com/channel/ 5 Bryant Park UCUNu7AUOolITuwpNhr2JEGg 23rd Floor Telephone inquiries New York, NY 10018 TFN 855.866.0787 Flickr 212.413.9100 (US, CA, Puerto Rico) https://www.flickr.com/ photos/143027056@N07/ TN 781.575.3100 Investor Relations (non-US) 877.405.2653 InvestorRelations@VEREIT.com Email web.queries@computershare.com 30 www.VEREIT.com | NYSE: VER | © 2018 VEREIT, Inc.

Definitions & Reconciliations Q4 2018 a DRAF ‹#› T

Definitions INVESTOR REVIEW Annualized Rental Income is rental revenue under our leases on Operating Properties on Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. a straight-line basis, which includes the effect of rent escalations and any tenant concessions, Management believes that excluding these costs from EBITDAre provides investors with such as free rent, and excludes any bad debt allowances and any contingent rent, such as supplemental performance information that is consistent with the performance models percentage rent, and operating expense reimbursements. Management uses Annualized and analysis used by management, and provides investors a view of the performance Rental Income as a basis for tenant, industry and geographic concentrations and other of our portfolio over time. Therefore, EBITDA, EBITDAre and Normalized EBITDA should metrics within the portfolio. Annualized Rental Income is not indicative of future not be considered as an alternative to net income, as computed in accordance with performance. GAAP. The Company uses EBITDA, EBITDAre and Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), EBITDA effectiveness of the Company's strategies. Normalized EBITDA may not be comparable for Real Estate ("EBITDAre") and Normalized EBITDA to similarly titled measures of other companies. Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an Economic Occupancy Rate equals the sum of square feet leased (including month-to- industry trade group, has promulgated a supplemental performance measure known as month agreements) divided by Rentable Square Feet. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit Excluded Properties are properties for which (i) the related mortgage loan is in default, defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for and (ii) management decides to transfer the properties to the lender in connection with interest expense, income tax expense (benefit), depreciation and amortization, settling the mortgage note obligation. impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and During the three months ended December 31, 2018 and at December 31, 2018 there joint ventures. We calculated EBITDAre in accordance with Nareit's definition described were no Excluded Properties. above. Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash In addition to EBITDAre, we use Normalized EBITDA as a non-GAAP supplemental amortization, (ii) secured debt principal amortization on Adjusted Principal performance measure to evaluate the operating performance of the Company. Outstanding and (iii) dividends attributable to preferred shares divided by Normalized Normalized EBITDA, as defined by the Company, represents EBITDAre, modified to EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful exclude non-routine items such as acquisition-related expenses, litigation and other non- supplemental measure of our ability to satisfy fixed financing obligations. routine costs, net of insurance recoveries, held for sale loss on discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable, legal settlements and insurance recoveries not in the ordinary course of business and payments received on fully reserved loan receivables. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. 32 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Definitions INVESTOR REVIEW Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") We omit the impact of the Excluded Properties and related non-recourse mortgage notes Due to certain unique operating characteristics of real estate companies, as discussed from FFO to calculate AFFO. Management believes that excluding these costs from FFO below, Nareit has promulgated a supplemental performance measure known as FFO, provides investors with supplemental performance information that is consistent with which we believe to be an appropriate supplemental performance measure to reflect the the performance models and analysis used by management, and provides investors a operating performance of a REIT. FFO is not equivalent to our net income or loss as view of the performance of our portfolio over time. AFFO allows for a comparison of the determined under GAAP. performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often Nareit defines FFO as net income or loss computed in accordance with GAAP adjusted for used by analysts and investors for comparison purposes. gains or losses from disposition of property, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our pro rata share of FFO adjustments For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as related to unconsolidated partnerships and joint ventures. We calculated FFO in defined by GAAP, are helpful supplemental performance measures and useful in accordance with Nareit's definition described above. understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance comparisons with other REITs may not be meaningful. FFO and AFFO should not be measure to evaluate the operating performance of the Company. AFFO, as defined by the considered as alternatives to net income (loss) and are not intended to be used as a Company, excludes from FFO non-routine items such as acquisition-related expenses, liquidity measure indicative of cash flow available to fund our cash needs. Neither the litigation, merger and other non-routine costs, net of insurance recoveries, held for sale SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the loss on discontinued operations, net revenue or expense earned or incurred that is exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP related to the services agreement we entered into with Cole Capital on February 1, 2018, financial performance measure. gains or losses on sale of investment securities or mortgage notes receivable, legal settlements and insurance recoveries not in the ordinary course of business and Gross Real Estate Investments represent total gross real estate and related assets of payments received on fully reserved loan receivables. We also exclude certain non-cash Operating Properties, including net investments in unconsolidated entities and equity items such as impairments of goodwill and intangible assets, straight-line rent, net of bad investments in the Cole REITs, investment in direct financing leases, investment securities debt expense related to straight line rent, net direct financing lease adjustments, gains or backed by real estate and mortgage notes receivable, net of gross intangible lease liabilities. losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or We believe that the presentation of Gross Real Estate Investments, which shows our total forgiveness of debt, non-current portion of the tax benefit or expense, equity-based investments in real estate and related assets, in connection with Net Debt provides useful compensation and amortization of intangible assets, deferred financing costs, premiums information to investors to assess our overall financial flexibility, capital structure and and discounts on debt and investments, above-market lease assets and below-market leverage. Gross Real Estate Investments should not be considered as an alternative to the lease liabilities. Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. 33 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Definitions INVESTOR REVIEW Interest Expense, excluding non-cash amortization is a non-GAAP measure that Principal Outstanding and Adjusted Principal Outstanding are non-GAAP measures that represents interest expense incurred on the outstanding principal balance of our debt. This represent the Company's outstanding principal debt balance, excluding certain GAAP measure excludes (i) the amortization of deferred financing costs, premiums and discounts, adjustments, such as premiums and discounts, financing and issuance costs, and related which is included in interest expense in accordance with GAAP, and (ii)the impact of accumulated amortization. Adjusted Principal Outstanding omits the outstanding principal Excluded Properties and related non-recourse mortgage notes. We believe that the balance of mortgage notes secured by Excluded Properties. We believe that the presentation presentation of Interest Expense, excluding non-cash amortization, which shows the of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual interest expense on our contractual debt obligations, provides useful information to debt obligations, provides useful information to investors to assess our overall liquidity, investors to assess our overall solvency and financial flexibility. Interest Expense, excluding financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted non-cash amortization should not be considered as an alternative to the Company's interest Principal Outstanding should not be considered as alternatives to the Company's expense as determined in accordance with GAAP or any other GAAP financial measures and consolidated debt balance as determined in accordance with GAAP or any other GAAP should only be considered together with and as a supplement to the Company's financial financial measures and should only be considered together with, and as a supplement to, information prepared in accordance with GAAP. the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Rentable Square Feet is leasable square feet of Operating Properties. Outstanding, less all cash and cash equivalents, including those related to discontinued Secured Debt Ratio equals secured Adjusted Principal Outstanding divided by Gross Real operations. We believe that the presentation of Net Debt provides useful information to Estate Investments. investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We a useful supplemental measure of our overall liquidity and leverage. believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its Weighted Average Remaining Lease Term is the number of years remaining on each management of our overall liquidity, financial flexibility, capital structure and leverage. respective lease, weighted based on Annualized Rental Income of Operating Properties. Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the respective quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four. Operating Properties refers to all properties owned by the Company except Excluded Properties as of the reporting date. 34 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Reconciliations (in thousands, except share and per share data) INVESTOR REVIEW FFO Year Ended December 31, Three Months Ended December 31, 2018 2017 2016 2015 Net income (loss) $ 27,842 $ 32,378 $ (200,824) $ (323,492) Dividends on non-convertible preferred stock (17,973) (71,892) (71,892) (71,892) (Gain) loss on disposition of real estate assets, including joint ventures, net (25,951) (61,536) (55,722) 65,582 Depreciation and amortization of real estate assets 151,837 703,133 756,315 817,469 Impairment of real estate 18,565 50,548 182,820 91,755 Proportionate share of adjustments for unconsolidated entities 256 477 2,719 5,744 FFO attributable to common stockholders and limited partners $ 154,576 $ 653,108 $ 613,416 $ 585,166 FFO attributable to common stockholders and limited partners from continuing operations 154,606 672,225 737,353 769,666 FFO attributable to common stockholders and limited partners from discontinued operations (30) (19,117) (123,937) (184,500) 35 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Reconciliations

(in thousands, except share and per share data)

INVESTOR REVIEW

AFFO

	Three Months Ended December 31, 2018	Year Ended December 31, 2017	2016	2015
FFO attributable to common stockholders and limited partners	$ 154,576	$ 653,108	$ 613,416	$ 585,166
Acquisition-related expenses	1,136	3,402	1,321	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	51,762	3,884	33,628
Impairment of goodwill and intangible assets	—	—	120,931	213,339
Loss on disposition and held for sale loss on discontinued operations	30	20,027	—	—
(Reversal) reserve for loan loss	(4,792)	—	—	15,300
Legal settlements	—	—	—	(1,250)
Gain on investments	(1,790)	(65)	—	(65)
Loss (gain) on derivative instruments, net	92	(2,976)	1,191	1,460
Amortization of premiums and discounts on debt and investments, net	(1,154)	(4,616)	(14,693)	(19,183)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	5,366	5,396	4,522
Net direct financing lease adjustments	498	2,093	2,264	2,037
Amortization and write-off of deferred financing costs	3,715	24,536	28,063	33,998
Amortization of management contracts	—	14,514	26,171	25,903
Deferred and other tax (benefit) expense	—	8,671	(10,136)	(52,242)
(Gain) loss on extinguishment and forgiveness of debt, net	(21)	(18,373)	771	(4,812)
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(44,903)	(54,190)	(82,398)
Equity-based compensation	2,924	16,751	10,728	14,500
Other adjustments, net	1,092	2,566	5,296	3,840
Proportionate share of adjustments for unconsolidated entities	60	378	1,044	2,072
Adjustment for Excluded Properties	—	6,528	—	—
AFFO attributable to common stockholders and limited partners	$ 172,511	$ 738,769	$ 741,457	$ 782,058
AFFO attributable to common stockholders and limited partners from continuing operations	172,511	702,556	723,354	770,567
AFFO attributable to common stockholders and limited partners from discontinued operations	—	36,213	18,103	11,491
Weighted-average shares outstanding - basic	967,817,245	974,098,652	931,422,844	903,360,763
Limited Partner OP Units and effect of dilutive securities	24,520,714	24,059,312	24,626,646	26,013,303
Weighted-average shares outstanding - diluted	992,337,959	998,157,964	956,049,490	929,374,066
AFFO attributable to common stockholders and limited partners per diluted share	$ 0.174	$ 0.740	$ 0.776	$ 0.841
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	0.174	0.704	0.757	0.829
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	—	0.036	0.019	0.012

36 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Reconciliations

(dollars in thousands)

INVESTOR REVIEW

EBITDA and Normalized EBITDA

	Three Months Ended				
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net income (loss)	$ 27,842	$ (33,092)	$ (118,223)	$ (192,231)	$ (360,427)
Adjustments:					
Interest expense	70,832	70,694	74,613	82,591	126,157
Depreciation and amortization	153,050	177,329	191,360	202,415	226,272
Provision for (benefit from) income taxes	1,614	11,843	(5,075)	(41,127)	(26,571)
Proportionate share of adjustments for unconsolidated entities	254	756	1,299	1,978	3,402
EBITDA	$ 253,592	$ 227,530	$ 143,974	$ 53,626	$ (31,167)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(25,951)	(7,104)	199	9,727	1,263
Impairment of real estate	18,565	19,691	6,606	6,414	96,692
Proportionate share of adjustments for unconsolidated entities	—	(1,970)	—	—	—
EBITDAre	$ 246,206	$ 238,147	$ 150,779	$ 69,767	$ 66,788
Non-real estate impairment	—	—	120,931	213,339	309,444
Held for sale loss on discontinued operations	30	20,027	—	—	—
(Reversal) reserve for loan loss	(4,792)	—	—	15,300	—
Acquisition-related expenses	1,136	1,120	948	734	4,324
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	14,969	1,512	(7,691)	24,333
Loss on investments	(1,790)	—	—	—	—
Loss (gain) on derivative instruments, net	92	(266)	(2,095)	(677)	172
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	1,148	1,220	1,299	1,475
(Gain) loss on extinguishment and forgiveness of debt, net	(21)	318	(980)	490	605
Net direct financing lease adjustments	498	517	544	544	448
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(11,281)	(13,163)	(17,589)	(25,367)
Legal settlements	—	—	—	—	(60,000)
Program development costs write-off	—	1,343	11,054	11,295	13,109
Other adjustments, net	(78)	1,247	(107)	(122)	335
Proportionate share of adjustments for unconsolidated entities	60	249	725	(15)	1,086
Adjustment for Excluded Properties	—	172	—	—	—
Normalized EBITDA	$ 257,486	$ 267,710	$ 271,368	$ 286,674	$ 336,752
Normalized EBITDA Annualized	$ 1,029,944	$ 1,070,840	$ 1,085,472	$ 1,146,696	$ 1,347,008

37 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

VEREIT

Reconciliations (dollars in thousands) INVESTOR REVIEW Debt and Net Debt to Normalized EBITDA December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 Mortgage notes payable and other debt, net $ 1,922,657 $ 2,082,692 $ 2,671,106 $ 3,111,985 $ 3,773,922 Corporate bonds, net 3,368,609 2,821,494 2,226,224 2,536,333 2,531,081 Convertible debt, net 394,883 984,258 973,340 962,894 952,856 Credit facility, net 401,773 185,000 496,578 1,448,590 3,167,919 Total debt - as reported $ 6,087,922 $ 6,073,444 $ 6,367,248 $ 8,059,802 $ 10,425,778 Adjustments: Deferred financing costs, net 42,763 48,232 55,660 62,674 88,002 Net premiums (8,053) (15,638) (22,012) (39,131) (44,659) Principal Outstanding $ 6,122,632 $ 6,106,038 $ 6,400,896 $ 8,083,345 $ 10,469,121 Principal Outstanding - Excluded Properties — (16,200) — — — Adjusted Principal Outstanding $ 6,122,632 $ 6,089,838 $ 6,400,896 $ 8,083,345 $ 10,469,121 Less: cash and cash equivalents 30,758 36,374 256,452 69,103 416,711 Net Debt $ 6,091,874 $ 6,053,464 $ 6,144,444 $ 8,014,242 $ 10,052,410 Normalized EBITDA annualized 1,029,944 1,070,840 1,085,472 1,146,696 1,347,008 Net Debt to Normalized EBITDA annualized ratio 5.91x 5.65x 5.66x 6.99x 7.46x 38 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.

Reconciliations (dollars in thousands) INVESTOR REVIEW Interest Three Months Ended December 31, December 31, 2018 2018 Interest expense - as reported $ (70,832) Net Debt $ 6,091,874 Less Adjustments: Gross Real Estate Investments 15,411,026 Amortization of deferred financing costs and other non-cash Net Debt Leverage Ratio 39.5% charges (3,813) Amortization of net premiums 1,295 Unencumbered Gross Real Estate Investments $ 11,574,315 Interest Expense, excluding non-cash amortization $ (68,314) Gross Real Estate Investments 15,411,026 Unencumbered Asset Ratio 75.1% Secured Principal Outstanding $ 1,917,132 Gross Real Estate Investments 15,411,026 Secured Debt Ratio 12.4% Financial and Operations Statistics and Ratios Three Months Ended December 31, December 31, 2018 2018 Interest Expense, excluding non-cash amortization $ 68,314 Total real estate investments, at cost - as reported $ 15,604,839 Normalized EBITDA 257,486 Adjustments: Investment in unconsolidated entities 35,289 Interest Coverage Ratio 3.77x Investment in Cole REITs 7,844 Interest Expense, excluding non-cash amortization $ 68,314 Gross assets held for sale 3,020 Investment in direct financing leases, net 13,254 Secured debt principal amortization 2,424 Mortgage notes receivable, net 10,164 Dividends attributable to preferred shares 17,973 Gross below market leases (263,384) Total fixed charges 88,711 Gross Real Estate Investments $ 15,411,026 Normalized EBITDA 257,486 Fixed Charge Coverage Ratio 2.90x 39 www.VEREIT.com | NYSE: VER | © 2019 VEREIT, Inc.